UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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[ ]	Definitive Proxy Statement

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Lucent Technologies Inc.

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(1)	Title of each class of securities to which transaction applies:

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On June 1, 2006, Patricia F. Russo, Chairman and Chief Executive Officer of Lucent Technologies Inc., delivered the following presentation:

Sanford Bernstein Annual Strategic Decisions Conference June 1, 2006 Patricia Russo Chairman and CEO

Forward Looking Statement Disclosure Safe Harbor for Forward-Looking Statements and Other Important Information This presentation contains statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent and Alcatel's managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's and Alcatel's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward- looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our respective global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's annual report on Form 10-K for the year ended September 30, 2005 and quarterly reports on Form 10-Q for the periods ended December 31, 2005 and March 31, 2006 and Alcatel's annual report on Form 20-F for the year ended December 31, 2005 as well as other filings by Lucent and Alcatel with the U.S. Securities and Exchange Commission (the "SEC"). Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, Lucent and Alcatel disclaim any intention or obligation to update any forward-looking statements after the distribution of this presentation, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Recent Industry Trends Function vs Lifestyle Mobility Dominates Moving to IP Broadband Everywhere End users want content, devices, applications that are personalized and are accessible whenever, wherever Devices increasingly reflect personality and lifestyle; are a statement rather than an appliance Increased wireless substitution, wireless broadband usage growing; users want anytime, anywhere seamless access The "communication enabled experience" is taken on the road (Voice, Email, IM, Video Messaging, SMS, Blogging, TV, Movies, Trading) Consumers adopting complex, bandwidth-intensive applications, such as VoIP, Gaming, and VoD, to satisfy lifestyle and entertainment needs FTTP growing in popularity with Service Providers, continued roll out of DSL, 3G, cable, WiFi networks to satisfy increasing consumption Increasing Service Provider competition, declining ARPU, increased voice usage influences need for low cost, efficient technologies As a result, Service Provider interest is growing in VoIP, IMS, carrier Ethernet, Flat IP architectures

Content and Collaboration Driving Consumer Usage

- 40 M new subs in last 6 months
- 12 Million student subscribers
- > 57% of online teens (12 M) in US create content
  Pew Internet Studies, November 2005

Wireline Content Creation (Upload) | **Wireless Content Sharing (Download)**



myspace.com
a place for friends
Blogs, photos, videos sharing- 70 M subs !!
facebook
Subscriber Audio Creation and Sharing
Affinity group content sharing
YouTube
Subscriber Video Creation and Sharing
WARFARE
Interactive Gaming
current
Subscriber Video Creation and Sharing
YAHOO! MOBILE
Yahoo Moblogging
Publish Text and Photos
Yahoo! 360° Upload Photos New!
Video broadcast
Video broadcast / video conferencing
sling
slingplayer mobile
ZAGAT TO GO
Info search/delivery
Info search/delivery

Source: Lucent internal estimates

IMS powered IPTV and Mobile Broadband will drive a new paradigm of seamless anytime/anywhere communications

4
Lucent Technologies – Proprietary
Use pursuant to company instruction

Services Pipeline Drives the Value Chain Connection Bill Local service $20 Long distance service $15 International service $10 Feature Bill Call waiting $ 3 Caller ID $ 3 Services Bill Connection Charge $ 5 Family Portal $20 Home Security $15 Gaming on Demand $ 5 Video on Demand $10 Follow-me TV $10 Caller ID on TV $10

Service Providers are Facing an Expensive Network Evolution Balance between leveraging existing infrastructure vs. deploying next generation network Quadruple play services expensive to support on existing network infrastructure Service providers are deploying triple-play services to reduce churn and improve differentiation Competition is increasing, ARPU potentially decreasing, threat of becoming only a "pipe" Increased video service adoption will strain network resources, and demand advanced QoS management Service providers need to deploy networks that enable innovative services while having QoS and being scaleable, efficient, and secure Market Trends Network Implications Planning, deploying, and integrating legacy with next gen networks requires large investment

Providers Require a New Service Delivery Paradigm to Offer Blended Services: IMS IMS provides unified control for dynamic management and provisioning to support all services - blended services. IMS sets stage for true Multi-media access agnostic experience Rich, Personalized, Blended Services with IMS Voice Subscriber Control Voice Data Video Voice Network Control Video Subscriber Control Video Network Control Data Subscriber Control Data Network Control For Voice Connections For Mobile Voice Connections Third party Wireline Wireles s For Data Connections For Video Voice Connections Voice Data Video Unified Control Wireline Wireless Family Finder Web on TV Legacy Networks Real Operator studies show 20-25% Opex Savings and a 20% reduction in Time to Market

Lucent Primary Market Research: Mass Market, Converged Services, Active PhoneBook Enhanced Communication Experience Rich Media Sessions and Mixed Media Messaging Improve end-user experience by combining sessions and multimedia across all devices The ability to "know" when someone is actively available Ease of Use and Seamless Access Information sharing must be simple and secure Instantaneous, always available service access regardless of network or service provider Real time synchronization of contact updates / always available address book Single portal to launch services (click to launch) Discovering and using new services must be simple and intuitive Redefining the End User Experience iLocator Mobile TV Active Phone Book

Lucent: Trusted Partner for Operators Capturing & Retaining Subscribers Operator Imperatives Lucent's Enabling Solutions: End-to-end network & application solutions providing seamless, secure, "context- aware" services across wireless & wireline Growing Revenues Personalized blended services solutions that will drive increased usage Hosted application solutions driving enhanced "service velocity" & flexibility Proven mobile applications for wireline Proven multi-vendor maintenance & network optimization/consolidation driving OpEx reduction Simplified network architecture that delivers CapEx/OpEx efficiency Operational Efficiency Lucent can help Operators set the benchmark for personalized and seamless user services redefining the user experience

Strong Global Services Presence

10,000+ network experts

60+ global network, call, and technical centers

30 largest carriers served in 50 countries



CO - Denver, Highlands Ranch
Markham, Ontario
MA - Hyannis, Marlborough, Maynard, Merrimack Valley
NJ - Holmdel, Murray Hill, Whippany
MD - Hunt Valley (TAC), Columbia
CA - Alameda
Phoenix
IL - Lisle
Atlanta
Mexico City
Puerto Rico
Venezuela
Brazil
Argentina
Dublin
Bracknell
Groot Bilgaarden
Hilversum
Nuremberg
Paris
Alcobendas
Saudi Arabia
India
Beijing
Quingdao
South Korea
Tokyo
Shanghai
Hong Kong
Taiwan
Singapore
Melbourne
Sydney
Hamilton
Call Center
Technical Assistance Center
Global Network Operations Center
Note: Locations may have multiple sites

End-to-End Services Capabilities

- Network Integration
- Multi-Vendor Expertise
- Managed & Hosted Services
- Professional Services
- Deployment & Maintenance

Network Integrator

10 9/13/2005 Use pursuant to company instruction

Strategic Choices Aligned With Fastest Growing Segments Key next-generation segments are expected to grow faster than the overall market through 2010 Lucent has been investing in the industry's fastest growing segments 3G Mobility +14% Next-Gen Optical/Ethernet +15% Broadband Access +17% Managed Services/ Professional Services +12% Voice over IP +38% Applications +17% High-Growth Areas (2006-10 CAGR)* * Sources: Synergy, Infonetics, Dell'Oro, Yankee, Instat, IDC, Gartner, RHK, Kaiser, internal estimates

Demonstrating Progress * Source: Dell'Oro Group (Q106)

Key Takeaways Users want personal utility and productivity through anytime, anywhere access to personalized, content rich, secure blended multimedia services Service Providers are transforming networks to enable new innovative services Lucent = "Trusted Advisor" Differentiated IMS solution Global services capabilities Bell Labs innovations Right strategic choices

Important Additional Information Filed with the SEC In connection with the proposed transaction between Lucent and Alcatel, Alcatel has filed a registration statement on Form F-4 (File no. 33-133919) (the "Form F-4") to register the Alcatel ordinary shares underlying the Alcatel American Depositary Shares ("ADS") to be issued in the proposed transaction. Alcatel and Lucent have also filed, and intend to continue to file, additional relevant materials with the SEC, including a registration statement on Form F-6 (the "Form F- 6" and together with the Form F-4, the "Registration Statements") to register the Alcatel ADSs to be issued in the proposed transaction. The Registration Statements and the related proxy statement/prospectus contain and will contain important information about Lucent, Alcatel, the proposed transaction and related matters. Investors and security holders are urged to read the Registration Statements and the related proxy statement/prospectus carefully, and any other relevant documents filed with the SEC, including all amendments, because they contain important information. Investors and security holders may obtain free copies of the documents filed with the SEC by Lucent and Alcatel (including the Form F-4 and, when filed, the Form F-6) through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of materials filed with the SEC by Lucent and Alcatel (including the Form F-4 and, when filed, the Form F-6) by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10- 10. Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Form F-4 (and will be included in the definitive proxy statement/prospectus for the proposed transaction). Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500. Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Form F-4 (and will be included in the definitive proxy statement/prospectus for the proposed transaction). Additional information regarding these directors and executive officers is also included in Alcatel's annual report on Form 20-F filed with the SEC on March 31, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.